Execution copy

THIS MEMORANDUM OF PARTIAL RELEASE is made the 31st day of March, 2008.

BETWEEN

Goldman Sachs International, an unlimited liability company organised under the laws of England and Wales whose registered office is at Peterborough Court, 133 Fleet Street, London EC4A, 2BB, England (the “Collateral Agent”); and

Gain Dynasty Investments Limited, a company duly incorporated in the British Virgin Islands whose registered office is at Sea Meadow House, Blackburne Highway, (P.O. Box 116), Road Town, Tortola, British Virgin Islands (“Gain Dynasty”).

WHEREAS :-

(1)	By a Share Charge dated 29 January 2008 (the “Share Charge”) executed by Gain Dynasty and Mr. Xu Hongbin in favour of the Collateral Agent, 10,000 ordinary shares of HK$1.00 each of Olympic Forward Trading Company Limited (滔達貿易有限公司) (the “Company”), representing its entire issued share capital, were charged to the Collateral Agent as security for the Liabilities (as defined in the Share Charge).

(2)	All those security documents listed in Schedule 1 hereto (the “Security Documents”) were executed by relevant parties as security under the Share Charge.

(3)
Gain Dynasty has requested the Collateral Agent to, and the Collateral Agent has agreed to, discharge 3,500 ordinary shares of the Company registered in the name of Gain Dynasty, representing 35% of the entire issued share capital of the Company (the “Released Shares”) from the Share Charge.

NOW THIS DEED WITNESSETH that the Collateral Agent (for and on behalf of the Secured Parties (as defined in the Share Charge)) hereby :

(i)	DISCHARGES the Released Shares; and/or (as the circumstances require);

(ii)	ASSIGNS as chargee unto Gain Dynasty the Released Shares TO HOLD the same unto Gain Dynasty absolutely; and/or (as the circumstances require); and

(iii)
RELEASES AND ASSIGNS as chargee unto Gain Dynasty all rights and benefits of and relating to the Released Shares charged or assigned unto the Collateral Agent under the Share Charge TO HOLD the same unto Gain Dynasty absolutely freed and absolutely discharged of and from the Share Charge and from the charge or mortgage created thereunder PROVIDED that and (for avoidance of doubt) it is hereby declared that the Share Charge shall remain in full force and effect with regard to the remaining shares of the Company which remain subject to the Share Charge AND the Collateral Agent hereby confirms to Gain Dynasty that the Collateral Agent has not done, omitted or knowingly suffered or been party or privy to any act, deed, matter or thing whereby or by means whereof the shares charged under the Share Charge or any part thereof are or is or may be impeached, charged, affected or incumbered in title, estate or otherwise AND PROVIDED further that this Memorandum of Partial Release shall not in any way affect the obligations and liabilities of (a) China Water and Drinks, Inc. (“China Water”) under the Securities Purchase Agreement dated 24 January 2008 entered into between China Water and the Buyers named therein (the “Securities Purchase Agreement”), (b) China Water under the Notes (as defined in the Securities Purchase Agreement) and (c) Gain Dynasty and Mr. Xu Hongbin under the Share Charge.

AND Gain Dynasty hereby undertakes to procure the relevant parties to sign the blank instrument of transfer, blank bought and sold notes and undated board minutes of the Company in the form and substance as set out in Schedules 2, 3 and 4 respectively and the new share certificate 6 in the name of Gain Dynasty in respect of 6,499 ordinary shares of the Company and deliver the same to the Collateral Agent within 7 days from the date of this Memorandum of Partial Release.

Schedule 1

The Security Documents

(1)	Blank Instrument of Transfer of 9,999 shares of the Company duly signed by Gain Dynasty as transferor without the identity and signature of the transferee

(2)	Blank Bought and Sold Notes of 9,999 shares of the Company duly signed by Gain Dynasty as transferor without the identity and signature of the transferee

(3)	Undated Board Minutes of the Company approving, inter alia, the transfer of shares, changes in directors, changes in secretary duly signed by the directors of the Company

(4)	Share Certificate No. 4 in the name of Gain Dynasty in respect of 9,999 shares of the Company

Schedule 2

INSTRUMENT OF TRANSFER

NAME OF COMPANY	Olympic Forward Trading Company Limited (滔達貿易有限公司)
(the “Company”)

We, the Transferor	,	Gain Dynasty Investments Limited
of	:	Sea Meadow House, Blackburne Highway, (P.O. Box 116), Road Town, Tortola, British Virgin Islands

in consideration of	:

paid to us by the Transferee	:
Occupation	:
of	:

(hereinafter called “the Transferee”) do hereby transfer to the Transferee the	- 6,499 -
shares standing in our name in the Register of the Company to hold unto the Transferee, its/his/her executors, administrators or assigns, subject to the several conditions upon which we hold the same at the time of execution hereof, and I/we the Transferee do hereby agree to take the shares subject to the same conditions.

Dated this	day of

Witness to the signature of Transferor

Name:	Chung, Kai Shun
Address:	8/F., Skyline Plaza Hotel,
644 Tong Fu Rd East, Guangzhou

For and on behalf of
/s/ Chung, Kai Shun		Gain Dynasty Investments Limited
Signature of Witness		Signature of Transferor

Witness to the signature of Transferee

Name:
Address:

Signature of Transferee
Signature of Witness

Schedule 3

BOUGHT AND SOLD NOTES

NAME OF COMPANY	Olympic Forward Trading Company Limited (滔達貿易有限公司)
(the “Company”)

Transferor	:	Gain Dynasty Investments Limited
of	:	Sea Meadow House, Blackburne Highway, (P.O. Box 116), Road Town, Tortola, British Virgin Islands

Transferee	:
of	:

Number of Shares Transferred	:	- 6,499 -

Par Value per Share	:	HK$1.00

Total Consideration	:

Dated this	day of

For and on behalf of Gain Dynasty Investments Limited
Signature of Transferor	Signature of Transferee

Schedule 4

Olympic Forward Trading Company Limited (滔達貿易有限公司)
(the “Company”)

BOARD MINUTES OF THE BOARD OF DIRECTORS of the Company made pursuant to Article of the Articles of Association of the Company

PRESENT	Ms. Leung Tung Ha

Mr. Ng Ho Kwan

CHAIRMAN

Ms. Leung Tung Ha was elected Chairman of the meeting.

QUORUM

It was noted that a quorum was present throughout the meeting.

TRANSFER OF SHARES

It was resolved that the transfer of the following shares be approved, subject to the transfer documents being duly stamped and presented for registration in accordance with the provisions of the Articles of Association of the Company :-

Transferors	Transferee	No. of Shares
Gain Dynasty Investments Limited Xu Hongbin		6,499 1

It was further resolved that share certificate(s) be issued under the common seal of the Company and whose name(s) shall be entered on the Company's Register of Members and Transfers accordingly.

CHANGES IN DIRECTORS

IT IS RESOLVED that the following be appointed additional Directors of the Company with immediate effect:-

IT IS RESOLVED that the resignation of the following persons as Directors of the Company be accepted with immediate effect:-

Leung Tung Ha

Ng Ho Kwan

CHANGES IN SECRETARY

IT IS RESOLVED that the following be appointed Secretary of the Company with immediate effect:-

IT IS RESOLVED that the resignation of the following person as Secretary of the Company be accepted with immediate effect:-

Kingspeed Consultants Limited

CHANGE OF REGISTERED OFFICE

It was resolved that with immediate effect the registered office of the Company be changed to

BANK ACCOUNT

It was resolved that all existing bank mandates be cancelled with immediate effect.

CONCLUSION

There being no further business, the Chairman declared the meeting closed.

Chairman

IN WITNESS whereof this Memorandum of Partial Release has been duly executed the day and year first above written.

EXECUTED as a deed	)	/s/ Buck Ratchford
By Name :	)	Buck Ratchford
For and on behalf of	)	Managing Director
Goldman Sachs International	)

Witnessed

/s/ Thian Chew
Name: Thian Chew
Title: Executive Director